Loss per share	6 Months Ended
Jun. 30, 2022
Loss per share

4.	Loss per share

Basic loss per share amounts are calculated by dividing the net loss for the period from continuing operations, attributable to ordinary equity holders of the parent company, by the weighted average number of ordinary shares outstanding during the period. As the Group made a loss for the period the diluted loss per share is equal to the basic loss per share.

	Six months ended 30 June 2022 unaudited £’000		Six months ended 30 June 2021 unaudited £’000
Numerator
Loss used in basic EPS and diluted EPS:	(3,061)		(3,154)
Denominator
Weighted average number of ordinary shares used in basic and diluted EPS:	98,476,551		63,296,377
Basic and diluted loss per share:	(3	)p	(5	)p

The Group has made a loss in the current and previous years presented, and therefore the options and warrants are anti-dilutive. As a result, diluted earnings per share is presented on the same basis for all periods shown.